UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2012

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2012, the Board of Directors of Ingredion Incorporated (the “Company”) approved an amendment to the Company’s By-laws, effective December 14, 2012. The amendment amended Article III of the By-laws to add a new Section 3 immediately after the current Section 2 of that Article to read in its entirety as follows:

“SECTION 3. Election of Directors. Each director to be elected by stockholders shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors; provided that if the number of nominees for director exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 3, a majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the number of votes cast with respect to that director’s election. Votes cast shall include votes to withhold authority and exclude abstentions with respect to that director’s election. If directors are to be elected by a plurality, stockholders shall be permitted to withhold votes from a nominee but shall not be permitted to vote against a nominee.

If at any meeting for the election of directors a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender to the Board his or her offer of resignation as a director. Such resignation shall be made subject to the Board’s acceptance. The Corporate Governance and Nominating Committee shall make a recommendation to the Board as to whether to accept or reject the tendered offer of resignation, or whether other action should be taken. In determining whether to accept or reject the tendered offer of resignation, the Corporate Governance and Nominating Committee shall be entitled to consider all factors believed relevant by the members of such Committee, including without limitation: (1) any stated reason for the director not receiving the required vote and whether the underlying cause or causes are curable, (2) the factors, if any, set forth in the guidelines or other policies that are to be considered by the Corporate Governance and Nominating Committee in evaluating potential candidates for the Board as such factors relate to each director who has offered his or her resignation, (3) the length of service of such director, (4) the effect of such resignation on the Corporation’s compliance with any law, rule, regulation, stock exchange listing standards or contractual obligations, (5) such director’s contributions to the Corporation, and (6) any other factors that the Corporate Governance and Nominating Committee deems to be in the best interests of the Corporation. No director who has tendered his or her offer of resignation may participate in the Committee’s recommendation. If all of the members of the Corporate Governance and Nominating Committee have tendered their offers of resignation, then the Board shall act on the offers of resignation.

The Board shall act on the tendered offers of resignation, taking into account the recommendation of the Corporate Governance and Nominating Committee, and shall publicly disclose (by press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered offers of resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. In determining whether to accept or reject any offer of resignation, the Board shall be entitled to consider all of the factors considered by the Corporate Governance and Nominating Committee and any additional information and factors that the Board believes to be relevant. No director who has tendered his or her offer of resignation may participate in the Board’s decision.

Notwithstanding the foregoing, if the acceptance by the Board of all of the then pending offers of resignation would result in the Corporation having fewer than a majority of the directors who were in office prior to the applicable election, the Board may elect to extend such 90-day period by an additional 90 days if the Board shall determine that such an extension is in the best interests of the Corporation.

If any incumbent director’s offer of resignation is not accepted by the Board, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. If a director’s offer of resignation is accepted by the Board pursuant to this Section 3, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 223 of the

Delaware General Corporation Law or may decrease the size of the Board pursuant to the provisions of the Corporation’s Certificate of Incorporation.”

The amendment renumbered current Sections 3, 4, 5, 6 and 7 of Article III to be Sections 4, 5, 6, 7 and 8, respectively.

The amendment amended the second sentence of former Section 5 now Section 6 of Article III of the By-laws to read in its entirety as follows:

“At all meetings of the stockholders, all matters, except for the election of directors, which shall be decided pursuant to the provisions of Article III, Section 3, and as otherwise provided in the Certificate of Incorporation, in these By-laws, or by law, shall be decided by the vote of the holders of a majority of the voting power of the outstanding shares of the capital stock of the Corporation entitled to vote thereat present in person or by proxy, a quorum being present.”

The amendment inserted the words “for the election of directors, which shall be decided pursuant to the provision of Article III, Section 3, and” to the sentence.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit

3.1	By-laws of Ingredion Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date: December 17, 2012	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	By-laws of Ingredion Incorporated